As filed with the Securities and Exchange Commission on March 3, 2014
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 – December 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

PHOCAS REAL ESTATE FUND

Annual Report
December 31, 2013

PHOCAS REAL ESTATE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2013

Performance Summary

The Phocas Real Estate Fund (the “Fund”) bested its benchmark, the FTSE NAREIT All Equity REITs Index (the “REIT Benchmark”), for 2013. The Fund delivered a total return of +6.64% versus +2.86% for the REIT Benchmark. We believe that the REIT benchmark is a more accurate proxy of the Fund’s portfolio than the Fund's other benchmark, the S&P 500 Index. Ongoing concerns about rising interest rates dominated the market during 2013, and real estate investment trusts (REITs), with their significant reliance on borrowing, proved to be more sensitive than the overall U.S. equity indices. The interest rate-fueled roller coaster continued until December when the Federal Reserve announced that it will begin to taper its bond buying program.

Market Summary

2013 was marked by continued economic improvement around the world, low interest rates, a lack of major traumatic events, and investors moving back into equities. Interestingly, while the rise in the U.S. stock market, as measured by the S&P 500, has received a lot of attention, nearly every asset class other than stock markets in advanced economies actually declined on a price only basis, which excludes the dividends, for the year. Interest rate sensitive investments such as bonds, REITs, preferred securities, and master limited partnerships all finished down from their levels at the beginning of 2013. Hedges against a recession, notably gold and silver but also commodities overall, were down sharply, and stock markets in emerging economies finished in the red as well.

Despite strengthening market fundamentals, REIT investors appeared to harbor concerns about rising interest rates that dominated the market during 2013, and REITs, with their significant reliance on borrowing, proved to be more sensitive than the overall U.S. equity indices. The interest rate-fueled roller coaster continued until December when the Federal Reserve announced that it will begin to taper its bond buying program.

Contributors

The top performing position was Northstar Realty Finance (trading symbol: NRF). In the fourth quarter, NRF’s Board decided to spin off its asset management business, and investors applied sum of the parts valuations and bid the stock price up after the announcement. The Fund’s Lodging positions, Strategic Hotels (BEE) and Pebblebrook Hotels (PEB), posted strong performance in 2013 as hotels can reprice their leases quickly (nightly) to reflect demand trends, and are less susceptible to interest rate concerns. Leisure trends continue to be strong as revenue per available room (“RevPAR”) was ahead of expectations for the year. Specific to Strategic Hotels, an additional driver was the announcement that that corporation had hired Eastdil Secured to explore a potential sale of the company. This drove the stock price up nearly 15% over the following two trading days.

Detractors

While the Residential sector underperformed, American Campus (ACC) was clearly the worst performer of the group. The underperformance was driven by the pre-leasing difficulties resulting from the two large portfolios acquisitions in the prior year. As expected, ACC closed the leasing gap relative to the 2012-2013 academic year, but did so at the expense of higher marketing costs. We believe the integration issues are behind the company and that ACC will likely rebound next year on relatively soft leasing comps. We believe the stock trades at a very attractive current valuation, and expect the 2014-2015 academic year to show potentially significant growth. After a strong first quarter, Healthcare REITs gave back all of their gains, and then some during the remainder of 2013, including AVIV REIT (AVIV). The negative performance for the sector was primarily driven by investor concerns that accretive spread investing, meaning that profits, would slow as interest rate movement increased the cost of capital. Also of investor concern were the limited visibility on deals and that valuations of companies in this sector appeared to be unattractive. Also underperforming in 2013 was Digital Realty (DLR), a datacenter REIT. The steady and stable demand drivers for data center space have been overtaken by increased competition and supply, technological innovation and an elongated sales cycle. DLR experienced continued slowing of its lease commencements driving 2013 Funds From Operations (“FFO”) guidance lower and caused its initial 2014 FFO guidance to fall short of consensus.

Portfolio Positioning

Real estate market fundamentals strengthened during 2013, fueled by improving job growth and limited new real estate supply, but share prices were pressured by the perception and overhang of increasing interest rates. Many REITs now trade at discounts to Net Asset Value (“NAV”), and the Fund continues to be invested in stocks that have attractive absolute and relative values. Higher interest rates will likely be a headwind. The potential counterweight to that is the continued positive impact that a strengthening economy can have on commercial real estate in the form of continued rent growth, higher demand for space, and resulting greater

1

PHOCAS REAL ESTATE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) DECEMBER 31, 2013

capital availability. The Fund remains poised between risk and reward, being mindful that rising interest rates will have different implications on different sectors.

Best Regards,

Phocas Financial Corporation

William Schaff, CFA	James Murray, CFA

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Portfolio Managers as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

The Fund is exposed to the same risks that are associated with the direct ownership of real estate including, but not limited to, a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increasing operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods from investing solely in the U.S. These risks are magnified in emerging markets. The Fund is non-diversified, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The FTSE NAREIT All Equity REITs Index is an unmanaged index of all all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. One cannot invest directly in an index.

2

PHOCAS REAL ESTATE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Phocas Real Estate Fund (the “Fund”) compared with the performance of the primary benchmark, the S&P 500® Index (the "S&P 500"), and the secondary benchmark, the FTSE NAREIT All Equity REITs Index (the "NAREIT Equity Index"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The NAREIT Equity Index is an unmanaged index of all tax qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meets minimum size and liquidity criteria. The total return of the S&P 500 and NAREIT Equity Index include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 and NAREIT Equity Index do not include expenses. The Fund is professionally managed while the S&P 500 and NAREIT Equity Index are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment
Phocas Real Estate Fund vs. S&P 500 Index and FTSE NAREIT All Equity REITs Index

Average Annual Total Returns			Since Inception
Periods Ended December 31, 2013	One Year	Five Years	9/29/06
Phocas Real Estate Fund	6.64%	16.82%	4.18%
S&P 500 Index	32.39%	17.94%	6.86%
FTSE NAREIT All Equity REITs Index	2.86%	16.90%	3.18%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 746-2271. Shares redeemed or exchanged within 90 days of purchase will be charged a 1.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 2.38%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses to 1.50%, through April 30, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

The historical information shown above from September 29, 2006 through December 31, 2013, reflects, in part, the historical performance of the Phocas Real Estate Fund, a series of the Advisors Series Trust (the “Predecessor Fund”). Effective as of the close of business on July 31, 2013, the Predecessor Fund reorganized into the Fund. The Predecessor Fund and the Fund have identical investment objectives and strategies and are managed by the same investment advisor.

3

PHOCAS REAL ESTATE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

Shares	Security Description	Value

Common Stock (REITs) - 97.6%
Apartments - 11.0%
3,643	American Campus Communities, Inc.	$117,341
3,529	AvalonBay Communities, Inc.	417,234
2,816	BRE Properties, Inc.	154,063
950	Essex Property Trust, Inc.	136,335
		824,973
Commercial Financing - 2.4%
13,054	NorthStar Realty Finance Corp.	175,576

Diversified - 6.9%
8,962	Coresite Realty Corp.	288,487
2,551	Vornado Realty Trust	226,503
		514,990
Freestanding - 2.5%
4,992	Realty Income Corp.	186,351

Health Care - 8.2%
6,732	Aviv REIT, Inc.	159,548
9,713	Sabra Health Care REIT, Inc.	253,898
3,541	Ventas, Inc.	202,829
		616,275
Industrial - 6.5%
16,508	First Industrial Realty Trust, Inc.	288,065
5,418	Prologis, Inc.	200,195
		488,260
Infrastructure - 5.5%
5,116	American Tower Corp.	408,359

Lodging/Resorts - 8.1%
8,866	Pebblebrook Hotel Trust	272,718
35,626	Strategic Hotels & Resorts, Inc. (a)	336,666
		609,384
Manufactured Homes - 1.8%
3,166	Sun Communities, Inc.	134,998

Mixed - 2.0%
12,916	First Potomac Realty Trust	150,213

Office - 14.9%
2,491	Boston Properties, Inc.	250,022
7,320	Hudson Pacific Properties, Inc.	160,089
6,723	Kilroy Realty Corp.	337,360
3,943	SL Green Realty Corp.	364,254
		1,111,725

Regional Malls - 14.4%
12,179	General Growth Properties, Inc.	244,433
5,497	Simon Property Group, Inc.	836,423
		1,080,856
Self Storage - 5.6%
9,990	Extra Space Storage, Inc.	420,879

Shopping Centers - 4.2%
9,060	Acadia Realty Trust	224,960
4,598	Kimco Realty Corp.	90,810
		315,770
Timber - 3.6%
8,590	Weyerhaeuser Co.	271,186

Total Common Stock (REITs) (Cost $5,844,616)	7,309,795

Money Market Fund - 1.3%
100,682	Dreyfus Cash Management, 0.04% (b) (Cost $100,682)	100,682

Total Investments - 98.9% (Cost $5,945,298)*	$7,410,477
Other Assets & Liabilities, Net – 1.1%	81,249
Net Assets – 100.0%	$7,491,726

REIT (a) (b)	Real Estate Investment Trust Non-income producing security. Variable rate security. Rate presented is as of December 31, 2013.

*	Cost for federal income tax purposes is $6,035,662 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,541,757
Gross Unrealized Depreciation	(166,942)
Net Unrealized Appreciation	$1,374,815

See Notes to Financial Statements.	4

PHOCAS REAL ESTATE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2013

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$7,309,795
Level 2 - Other Significant Observable Inputs	100,682
Level 3 - Significant Unobservable Inputs	-
Total	$7,410,477

The Level 1 value displayed in this table is Common Stock. The Level 2 valued displayed in this table is a Money Market Fund. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers between Level 1, Level 2 and Level 3 for the year ended December 31, 2013.

FAPORTFOLIO HOLDINGS
% of Total Investments
Apartments	11.1%
Commercial Financing	2.4%
Diversified	6.9%
Freestanding	2.5%
Health Care	8.3%
Industrial	6.6%
Infrastructure	5.5%
Lodging/Resorts	8.2%
Manufactured Homes	1.8%
Mixed	2.0%
Office	15.0%
Regional Malls	14.6%
Self Storage	5.7%
Shopping Centers	4.3%
Timber	3.7%
Money Market Fund	1.4%
100.0%

See Notes to Financial Statements.	5

PHOCAS REAL ESTATE FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2013

ASSETS
Total investments, at value (Cost $5,945,298)	$7,410,477
Receivables:
Fund shares sold	39,950
Dividends	32,511
Adviser	From investment advisor	8,978
Prepaid expenses	904
Deferred offering costs	30,533
Total Assets	7,523,353

LIABILITIES
Accrued Liabilities:
Fund services fees	6,533
Other expenses	25,094
Total Liabilities	31,627

NET ASSETS	$7,491,726

COMPONENTS OF NET ASSETS
Paid-in capital	$6,434,731
Undistributed net investment income	1,729
Accumulated net realized loss	(409,913)
Net unrealized appreciation	1,465,179
NET ASSETS	$7,491,726
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	303,771
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$24.66
*	Shares redeemed or exchanged within 90 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	6

PHOCAS REAL ESTATE FUND STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME
Dividend income	$203,951
Interest income	81
Total Investment Income	204,032
Adviser
EXPENSES
Investment advisor fees	45,943
Fund services fees	92,745
Distribution fees	15,314
Custodian fees	5,886
Registration fees	3,521
Professional fees	27,581
Trustees' fees and expenses	4,746
Offering costs	21,809
Miscellaneous expenses	18,528
Total Expenses	236,073
Fees waived and expenses reimbursed	(144,187)
Net Expenses	91,886

NET INVESTMENT INCOME	112,146

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	295,578
Net change in unrealized appreciation (depreciation) on investments	(22,410)
NET REALIZED AND UNREALIZED GAIN	273,168
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$385,314

See Notes to Financial Statements.	7

PHOCAS REAL ESTATE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
OPERATIONS
Net investment income	$112,146	$28,191
Net realized gain	295,578	389,108
Net change in unrealized appreciation (depreciation)	(22,410)	265,802
Increase in Net Assets Resulting from Operations	385,314	683,101

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(56,865)	(40,018)

CAPITAL SHARE TRANSACTIONS*
Sale of shares	2,152,309	560,457
Reinvestment of distributions	56,107	40,018
Redemption of shares	(137,312)	(288,297)
Increase in Net Assets from Capital Share Transactions	2,071,104	312,178
Increase in Net Assets	2,399,553	955,261

NET ASSETS
Beginning of Year	5,092,173	4,136,912
End of Year (Including line (a))	$7,491,726	$5,092,173

SHARE TRANSACTIONS
Sale of shares	88,564	24,723
Reinvestment of distributions	2,268	1,754
Redemption of shares	(5,603)	(13,462)
Increase in Shares	85,229	13,015

(a) Undistributed net investment income	$1,729	$10,782

*
Capital Share transactions include activity from predecessor fund. Prior to August 1, 2013, the Fund was a series of Advisors Series Trust. Transactions also include $100,000 of shares sold in relation to the reorganization of the Fund into Forum Funds II.

See Notes to Financial Statements.	8

PHOCAS REAL ESTATE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning
of Year	$23.30	$20.13	$18.71	$15.43	$11.88
INVESTMENT OPERATIONS
Net investment income	0.46 (a)	0.13	0.15	0.10	0.26
Net realized and unrealized
gain	1.09	3.23	1.32	3.37	3.56
Total from Investment Operations	1.55	3.36	1.47	3.47	3.82
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.19)	(0.19)	(0.05)	(0.19)	(0.27)
NET ASSET VALUE, End of Year	$24.66	$23.30	$20.13	$18.71	$15.43
TOTAL RETURN	6.64%	16.70%	7.89%	22.50%	32.25%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$7,492	$5,092	$4,137	$4,298	$3,068
Ratios to Average Net Assets:
Net investment income	1.83%	0.61%	0.74%	0.69%	2.07%
Net expense	1.50%	1.50%	1.50%	1.50%	1.50%
Gross expense (b)	3.85%	4.19%	4.38%	4.76%	6.47%
PORTFOLIO TURNOVER RATE	29%	35%	18%	66%	60%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

Note 1. Organization

The Phocas Real Estate Fund (the “Fund”) is a non-diversified portfolio of Forum Funds II (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 29, 2006. The Fund seeks long-term total investment return through a combination of capital appreciation and current income.

On July 19, 2013, at a Special Meeting of Shareholders of the Predecessor Fund, the shareholders approved a proposal to reorganize the Predecessor Fund into the Fund, a newly created series of the Forum Funds II. The Fund is designed to be substantially similar from an investment perspective to the Predecessor Fund. As a result of the reorganization, the Fund is now operating under the supervision of a different board of trustees. On August 1, 2013, the shares of the Predecessor Fund were, in effect, exchanged on a tax-free basis for shares of the Fund with the same aggregate value. No sales load, commission or other transactional fees were imposed on shareholders in connection with the tax-free exchange of their shares.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

10

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

The aggregate value by input level, as of December 31, 2013, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

REITs – The Fund has made certain investments in real estate investment trusts (REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund may include the gross dividends from such REITs in income or may utilize estimates of any potential REIT dividend reclassifications in the Fund’s annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may be designated as a return of capital, require reclassification, or be under distributed on an excise basis and subject to excise tax.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Offering Costs – Offering costs for the Fund of $52,342 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Advisor – Phocas Financial Corporation (the “Advisor”) is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund may pay the Distributor and/or
11

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

any other entity as authorized by the Board a fee of up to 0.25% of the Fund’s average daily net assets for providing distribution and/or shareholder services to the Fund. The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period January 1, 2013 through July 31, 2013, U.S. Bancorp Fund Services, LLC served as fund accounting agent, transfer agent and administrator to the Predecessor Fund and was paid customary fees for its services.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $5,000 for service to the Trust ($20,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expenses Reimbursed and Fees Waived

The Advisor has contractually agreed to waive its fee and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% through April 30, 2016. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2013, fees waived were as follows:

Investment Advisor Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$45,943	$91,577	$6,667	$144,187

The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement, (2) such payment is approved by the Board and (3) and the resulting expenses do not exceed 1.50%.  As of December 31, 2013, the following amounts are subject to recapture by the Advisor:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2013	$66,789	December 31, 2016	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2013, were $3,818,124 and $1,748,800, respectively.

Note 6. Federal Income Tax and Investment Transactions

Distributions paid during the fiscal years, as noted, were characterized for tax purposes as follows:

2013	2012
Ordinary Income	$56,865	$40,018

12

PHOCAS REAL ESTATE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2013

As of December 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$1,729
Capital and Other Losses	(319,549)
Unrealized Appreciation	1,374,815
Total	$1,056,995

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and difference of book to tax treatment on distributions from REITs.

As of December 31, 2013, the Fund had capital loss carryforwards to offset future capital gains of $319,549, expiring in December 2017.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2013. The following reclassification was the result of REIT distribution reclassifications and has no impact on the net assets of the Fund.

Undistributed Net Investment Income (Loss)	$(64,334)
Accumulated Net Realized Gain (Loss)	64,334

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

Note 8. Change in Independent Registered Public Accounting Firm

The Board of Trustees (the “Board”), with the approval and recommendation of the Audit Committee approved BBD, LLP (“BBD”) as the Fund’s independent registered public accounting firm. The Predecessor Fund’s Independent Registered Public Accounting Firm was Tait Weller & Baker LLP (“Tait”). Throughout Tait’s tenure, including the Fund’s two most recent fiscal periods, the Fund had no disagreements with Tait on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchanges Act of 1934. With respect to the Fund, Tait’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Tait on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of Tait would have caused Tait to make reference to the disagreement in Tait’s report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds II and the Shareholders of Phocas Real Estate Fund

We have audited the accompanying statement of assets and liabilities of the Phocas Real Estate Fund (the “Fund”)(formerly known as Phocas Real Estate Fund, a series of Advisors Series Trust), a series of shares of beneficial interest in the Forum Funds II, including the schedule of investments, as of December 31, 2013, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2012 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report dated March 1, 2013, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Phocas Real Estate Fund as of December 31, 2013, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 25, 2014

14

PHOCAS REAL ESTATE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2013

Investment Advisory Agreement Approval

The Trust’s investment advisory agreements with its investment advisers must be approved for an initial term no greater than two years, and must be renewed at least annually thereafter by the vote of the Trustees, including a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”).

In June 2013, the Trustees met in person joined by representatives of the Advisor, counsel to the Fund, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give consideration to information bearing on the approval of the investment advisory agreement between the Trust, on behalf of the Fund and the Advisor. A description of the Board’s conclusions in approving the agreement follows.

In preparation for its June meeting of the Board of Trustees of the Trust ("June Meeting"), the Trustees were presented with a wide range of information to assist in their deliberations. Those materials included information from Lipper Inc. (“Lipper”), a leading independent source of data about the mutual fund industry, which compare the fund’s total contractual investment advisory fees and total expenses with an appropriate group of peer funds that were selected by Lipper. That information also included comparisons of the fees and expenses of the Fund with the peer group both before and after waivers. Those materials also included a copy of the proposed investment advisory agreement and other information regarding the fee arrangement, including the structure of the advisory fee, the method of computing that fee, the contractual waiver in place with respect to that fee, potential economies of scale resulting from increases in the size of the Fund and the extent to which it could later be appropriate for some portion of the benefit of these economies of scale to be shared with the Fund’s shareholders. The Trustees also received a memorandum from Independent Legal Counsel concerning their responsibilities with respect to the approval of investment advisory agreement.

The Board also reviewed information that was provided by the Advisor concerning the following:

·	the terms of the proposed investment advisory agreement, including the fees payable under the agreement, and the commitment to provide expense caps and fee waivers for the Fund.

·	the manner in which the Fund’s shares would be distributed and the presence of a distribution fee that could be paid by the Fund.

·	the nature and extent of the services to be provided by the Advisor, including information about the investment objective, policies and strategies applicable to the Fund.

·	the personnel of the Advisor, including educational background, experience in the investment management industry, and the ability of the Advisor to retain qualified personnel.

·	the compliance program of the Advisor.

·	the financial condition and stability of the Advisor.

·	the potential for the Advisor to derive benefits that are ancillary to serving as an investment adviser to the Fund.

·	the investment performance of other accounts that are advised by the Advisor.

·	the profitability of the Advisor from the advisory fee to be paid by the Fund.

At the June Meeting, the Trustees reviewed, considered and discussed, among themselves and with the Advisor, Fund counsel and Independent Legal Counsel, among other things, the information described above. The Trustees also considered the overall reputation, capabilities, and commitment of the Advisor to provide high-quality service to the Fund. After discussion and consideration amongst themselves, and with the Advisor, Fund counsel, and Independent Legal Counsel, the Independent Trustees concluded that the nature and extent of the investment advisory services to be provided by the Advisor to the Fund would be appropriate and consistent with the terms of the investment advisory agreement, including the amount of the fees to be paid under that agreement. At the June meeting, the Board unanimously approved the investment advisory agreement. The Independent Trustees agreed that no single factor was determinative of their decision to approve the investment advisory agreements.

15

PHOCAS REAL ESTATE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2013

Shareholder Proxy Vote

At a special meeting of shareholders, held on July 19, 2013, shares were voted as follows on the proposal presented to shareholders to approve an Agreement and Plan of Reorganization for the Phocas Real Estate Fund (the “Fund”), a series of Advisors Series Trust (the “Acquired Fund”), whereby the Phocas Real Estate Fund (the “Acquiring Fund”), a series of Forum Funds II, would acquire all of the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund which would be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and dissolution of the Acquired Fund (the “Proposal”):

For	Against	Abstain
198,841	-	19,622

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 746-2271 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 746-2271 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013, through December 31, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16

PHOCAS REAL ESTATE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2013

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2013	December 31, 2013	Period*	Ratio*
Actual	$1,000.00	$1,003.56	$7.58	1.50%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.64	$7.63	1.50%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer and Mr. Hong are considered Interested Trustees due to their affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 746-2271.

17

PHOCAS REAL ESTATE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2013

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	28	Trustee, Forum Funds; Trustee, Forum ETF Trust
Mark D. Moyer Born: 1959	Trustee; Chairman, Audit Committee	Since 2013	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructing Officer, Ziff David Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University since 2011.	3	Trustee, Forum ETF Trust
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	3	Trustee, Forum ETF Trust
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008.	3	None
John Y. Keffer2 Born: 1942	Trustee	Since 2012	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	28	Trustee, Forum Funds; Trustee, Forum ETF Trust; Director, Wintergreen Fund, Inc.
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2013	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
David Faherty Born: 1970	Vice President; Anti-Money Laundering Compliance Officer	Since 2013	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2013	Senior Administration Specialist, Atlantic since 2008.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

18

PHOCAS REAL ESTATE FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(866) 746-2271 (toll free)

INVESTMENT ADVISER
Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, CA 94501

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

215-ANR-1213

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds II (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)	A copy of the Code of Ethics is being filed unter 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2012 and $11,000 in 2013.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2012 and $0 in 2013.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $0 in 2012 and $3,000 in 2013.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2012 and $0 in 2013.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”).  In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2012 and $0 in 2013.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds II

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	February 21, 2014

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	February 21, 2014